UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Revvity, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
REVVITY, INC. 77 4TH AVENUE WALTHAM, MA 02451	REVVITY, INC. 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET. For shares held in a Plan, vote by April 17, 2025 11:59 PM ET.

V62071-P24552-Z89246

You invested in REVVITY, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 22, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect ten nominees for director for terms of one year each: Nominees:

1a.	Peter Barrett, PhD	For

1b.	Samuel R. Chapin	For

1c.	Michael A. Klobuchar	For

1d.	Michelle McMurry-Heath, MD, PhD	For

1e.	Alexis P. Michas	For

1f.	Prahlad R. Singh, PhD	For

1g.	Sophie V. Vandebroek, PhD	For

1h.	Michel Vounatsos	For

1i.	Frank Witney, PhD	For

1j.	Pascale Witz	For

2.	To ratify the selection of Deloitte & Touche LLP as Revvity’s independent registered public accounting firm for the current fiscal year.	For

3.	To approve, by non-binding advisory vote, our executive compensation.	For

4.	To approve amendments to Revvity’s Restated Articles of Organization, as amended, and Amended and Restated By- laws to implement a majority voting standard for specified corporate actions.	For

5.	To approve the shareholder proposal regarding ability to call a special shareholder meeting, if properly presented at the annual meeting.	Against

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V62072-P24552-Z89246